UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2006

TAKE-TWO INTERACTIVE SOFTWARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-29230	51-0350842
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

622 Broadway, New York, NY	10012
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (646) 536-2842

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a)(1)  Upon the approval of the Audit Committee of the Board of Directors of Take-Two Interactive Software, Inc. (the “Registrant”), on April 4, 2006, the Registrant dismissed PricewaterhouseCoopers LLP (“PWC”) as the Registrant's independent registered public accounting firm.

During the Registrant's fiscal years ended October 31, 2005 and 2004 and through April 4, 2006 there were no disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of PWC, would have caused it to make a reference to the subject matter of the disagreement in connection with its reports on the financial statements for such years. PWC’s reports on the Registrant’s financial statements for the fiscal years ended October 31, 2005 and 2004 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the Registrant’s fiscal years ended October 31, 2005 and 2004 and through April 4, 2006, there have been no reportable events as set forth in Item 304 (a)(1)(v) of Regulation S-K except as follows:

As more fully disclosed in Item 9A of the Registrant's Annual Report on Form 10-K for the fiscal year ended October 31, 2005, the Registrant had identified the following material weaknesses in the Registrant's internal control over financial reporting as of October 31, 2005:

•
The Registrant did not maintain effective controls over the existence and valuation of its accounts payable related to inventory purchases. Specifically, the Registrant did not maintain effective controls to identify, analyze and reconcile amounts related to inventory purchases included in accounts payable to underlying supporting documentation.

•
The Registrant did not maintain effective controls over the accuracy of the amortization of its capitalized software development costs. Specifically, the Registrant did not have effective controls to accurately prepare and review inputs to a spreadsheet application used to calculate amortization expense related to capitalized software development costs.

The Registrant requested that PWC furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Registrant in this Current Report on Form 8-K. A copy of PWC’s letter to the Securities and Exchange Commission, dated April 6, 2006, is filed with this Current Report on Form 8-K and is attached hereto as Exhibit 16.1.

 (a)(2)  On April 4, 2006 the Audit Committee of the Registrant’s Board of Directors appointed Ernst & Young LLP (“E&Y”) as the Registrant’s new independent registered public accounting firm to audit the Registrant’s financial statements. During the Registrant's two most recent fiscal years ended October 31, 2005 and 2004 and through April 4, 2006, neither the Registrant nor anyone on its behalf consulted with E&Y regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and neither a written report nor oral advice was provided to the Registrant by E&Y that was an important factor considered by the Registrant in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

(a)	-	(c)

None

(d)		Exhibits.

16.1 Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated April 6, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TAKE-TWO INTERACTIVE SOFTWARE, INC.

By:  /s/ Karl H. Winters
Name: Karl H. Winters
Title: Chief Financial Officer

Date: April 6, 2006